Conformed Copy




                               UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                 FORM 8K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                              June 21, 1996
- -----------------------------------------------------------------------------
            Date of Report (Date of earliest event reported)


                       NEW PARADIGM SOFTWARE CORP.
- -----------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


               New York            0-26336          13-3725764
- -----------------------------------------------------------------------------
          (State or other        (Commission       (IRS Employer
          jurisdiction of        File Number)    Identification No.)
           incorporation)

          335 Madison Avenue, New York, New York            10017
- -----------------------------------------------------------------------------
         (Address of principal executive offices)         (Zip Code)


                                (212) 557-0933
- -----------------------------------------------------------------------------
           (Registrant's telephone number, including area code)




                    PAGE 1 OF 4 SEQUENTIALLY NUMBERED PAGES
                 EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE 3


                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.
- -------   -------------

     Registrant's press release dated June 19, 1996 is filed herewith as exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
- -------   ----------------------------------

     (c)  Exhibits.
          ---------

          20.  Press release of Registrant dated June 19, 1996.





                                   SIGNATURE
                              ------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NEW PARADIGM SOFTWARE CORP.
                              ---------------------------
                                      (Registrant)


                              By  /s/  John Brann
                                   ----------------------
                                   John Brann
                                   VP Technology
                                   and Secretary


Date:     June 19, 1996



                                  EXHIBIT INDEX


                                                  Sequentially
Exhibit                                           Numbered Page
- -------                                           -------------

   20.    Press release of Registrant dated             4
          June 19, 1996


            NEW PARADIGM ANNOUNCES $500,000 ENTERPRISE LICENSE
                   FOR DELTA AIRLINES THROUGH TRANSQUEST

NEW YORK, NY, June 17, 1996 - New Paradigm Software Corporation [NASDAQ: NPSC] today announced that it has signed a contract with Transquest Information Solutions, Atlanta, GA. The contract includes an enterprise license for the use of New ParadigmOs flagship Copernicus product throughout Delta Airlines. Transquest is a joint venture between Delta and AT&T.

     The contract provides for Copernicus to be supplied to Transquest on three different platforms with options on additional platforms. New Paradigm estimates the value of the contract over the next five years to be $500,000, with approximately $250,000 in the first year.

     "We are very pleased to have added one of the world's leading airlines to our already impressive customer list," said Mark Blundell, New Paradigm's President and Chief Executive Officer. With other major customers like New
York Life in insurance, Canadian Imperial Bank of Commerce in banking, Marriott International in travel, MIT in education and Bell Atlantic in communications, we have proven the application of our product across a wide range of industries.

     "The decision of so many industry-leading customers to adopt Copernicus to simplify their systems integration issues will help bring wider recognition to the fact that the old, custom-code solutions no longer have relevance in today's fast-paced world," said Phil Caltabiano, senior vice president of sales and marketing at New Paradigm. "Systems integration requirements change too quickly for businesses to adopt an individual approach to each problem
- --the answer is an easy-to-use tool like Copernicus."

     With its no-code database-driven approach to application interoperability, Copernicus is a software tool that enables data to be passed from one computer program to another, without programming, even though the data resides on different platforms.

     Based in New York, New Paradigm Software Corporation designs and implements software which integrates disparate systems across an enterprise. New Paradigm Commerce provides intelligent solutions in electronic commerce and on-line access to the Internet. For more information on New Paradigm Software Corporation: http://www.newparadigm.com.